UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2016

Aerohive Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36355	20-4524700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 McCarthy Boulevard

Milpitas, California 95035

(Address of Principal Executive Offices including Zip Code)

(408) 510-6100

(Registrant’s telephone number, including area code)

330 Gibraltar Drive

Sunnyvale, California 94089

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 3, 2016, Aerohive Networks, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2016. In the press release, the Company also announced that it would be holding a conference call on August 3, 2016 to discuss its financial results for the second quarter of 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.

This information furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On June 13, 2016, the address of the Company’s headquarters changed to 1011 McCarthy Boulevard, Milpitas, California 95035. The Company’s telephone number remains the same.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated August 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROHIVE NETWORKS, INC.

By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

Date: August 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated August 3, 2016.